Exhibit 10.1.4
Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the North American Portability Management LLC, as successor to Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC
Amendment No. 75 (NE)
SOW: ☐  No
           ☑  Yes
STATEMENT OF WORK NO. 75
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
ELIMINATION OF DIAL-UP PORT TO NPAC NETWORK

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Amendment No. 75 (NE)
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STATEMENT OF WORK NO. 75
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT
SYSTEM
Elimination of Dial-up Port to NPAC Network
1. PARTIES
This Statement of Work No. 75 (this “Statement of Work” or “SOW”) is entered into pursuant to Article 13 and Article 30, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the SOW Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2. EFFECTIVENESS AND SUBSCRIBING CUSTOMERS
This Statement of Work shall be effective as of the last date of execution below (the “SOW Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).
•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.
3. CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Statement of Work, and for other

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good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Statement of Work.
4. SCOPE OF ADDITIONAL SERVICES
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the elimination of dial-up arrangements for low tech interface (LTI) access to the NPAC network.
Upon the SOW Effective Date, NeuStar shall cease offering new dial-up access arrangements for LTI. NeuStar shall withdraw all existing dial-up access arrangements for remaining LTI dial-up access Users on the last day of the second full calendar month after the SOW Effective Date (such last day of the second full calendar month after the SOW Effective Date, the “Dial-Up Elimination Date”).
NeuStar shall send a written communication to all inactive Users of dial-up access to the NPAC within five (5) business days after the SOW Effective Date that informs such Users (a) that dial-up access to the NPAC will be eliminated by the Dial-Up Elimination Date, (b) that NeuStar will cease charging such User for dial-up access to the NPAC, (c) available methods for accessing the NPAC.
Upon elimination of dial-up access to the NPAC on the Dial-Up Elimination Date, NeuStar shall cease charging for dial-up access to the NPAC. As of the Dial-Up Elimination Date, the entire entry for the Service Element denominated “Dial-up Port to NPAC network” under the Monthly Charges Category set forth in Schedule 1 of Exhibit E shall be deleted.
NeuStar shall, if necessary, modify the Functional Requirements Specification (FRS) to remove dial-up access to the NPAC. The foregoing modification of the FRS may take place as part of a modification of the FRS for other reasons.
5. OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s), including additional or changed services, not specifically described in Article 4 (Scope of Additional Services) above. Any and all requested or required services or change orders (hereinafter “Out of Scope Services”) may be provided in accordance with Article 13 of the Master Agreement.
6. PROJECT PHASES
Contractor shall eliminate the Dial-up Port to the NPAC network no earlier than the Dial-Up Elimination Date.

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7. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:
☑                 Functional Requirements Specifications
None            Requirements Traceability Matrix
None            System Design
None            Detailed Design
None            Integration Test Plan
None            System Test Plan
None            NPAC Software Development Process Plan
☑                 User Documentation
Effective on the SOW Completion Date, the term Specifications as used in the Master Agreements shall mean the Specifications as defined therein and as modified and amended pursuant to Statements of Work under the Master Agreements through and including the Software release contemplated by this Statement of Work.
8. IMPACTS ON MASTER AGREEMENT
None            Master Agreement
☑                  Exhibit B Functional Requirements Specification
None            Exhibit C Interoperable Interface Specification
☑                  Exhibit E Pricing Schedules
None            Exhibit F Project Plan and Test Schedule
None            Exhibit G Service Level Requirements
None            Exhibit H Reporting and Monitoring Requirements
None            Exhibit J User Agreement Form
None            Exhibit K External Design
None            Exhibit L Infrastructure/Hardware
None            Exhibit M Software Escrow Agreement
None            Exhibit N System Performance Plan for NPAC/SMS Services
None            Disaster Recovery
None            Back Up Plans
None            Gateway Evaluation Process (Article 32 of Master Agreement)
9. COMPENSATION AND PAYMENT
There is no cost to the Subscribing Customer and the Users of the Subscribing Customer’s Service Area for the performance of the Additional Services set forth herein.
10. MISCELLANEOUS
10.1 Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their
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terms. From and after the SOW Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the SOW Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this. From and after the SOW Effective Date, this Statement of Work shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Statement of Work nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
10.2 If any provision of this SOW is held invalid or unenforceable the remaining provision of this SOW shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this SOW or the Master Agreement, this SOW is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this SOW shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this SOW. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement, in effect immediately prior to the Amendment Effective Date (including, but not limited to any adjustments necessary to retroactively re-price TN Porting Events under Exhibit E from the Amendment Effective Date through the date of the Ineffectiveness Determination, or other amounts or credits, to any party hereunder), shall be invoiced by Contractor at the earliest practical Billing Cycle in accordance with the Master Agreement and shall be due and payable in accordance with the applicable invoice therewith or shall be credited or applied for the benefit of the Customer or any Allocated Payor in accordance with the Master Agreement.
10.3 This Statement of Work may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
10.4 If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Statement of Work, as modified from time to time.
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10.5 This Statement of Work is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted this Statement of Work in its final form.
10.6 This Statement of Work sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
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IN WITNESS WHEREOF, the undersigned have executed this Statement of Work:

CONTRACTOR: NeuStar, Inc.
By:	/s/ Bradley D. Smith
Its: VP, Finance & Corporate Controller
Date: August 18, 2009

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC
By:	/s/ Melvin Clay
Its: NAPM LLC Co-Chair
Date: 8/10/2009

By:	/s/ Timothy Decker
Its: NAPM LLC Co-CHAIR
Date: 8/14/2009

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